SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        May 25, 2004
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.

On May 25, 2004, Unocal Corporation announced the final voting results from its 2004 annual meeting of stockholders. The full text of the press release is filed as an exhibit under Item 7 of this report.

Item 7. Exhibits.

     (c)  Exhibits:

          99. Press Release, dated May 25, 2004, entitled "Unocal Stockholders elect directors, vote on other proposals at 2004 annual meeting."


                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  UNOCAL CORPORATION
                                                      (Registrant)


Date:  May 25, 2004                            By: /S/ John A. Briffett
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                                                 John A. Briffett
                                                 Assistant Comptroller